SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934.
[ x ]	Filed by the Registrant
[ ]	Filed by Party other than the Registrant
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ x ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FAR GROUP INC.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-32089

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

FAR GROUP INC.

July 5, 2002

Dear Shareholders:

You are cordially invited to attend our annual general meeting of shareholders of FAR Group Inc. to be held on Friday, July 19th, 2002 at 10:00 a.m. (Pacific Standard Time) at Suite 210-580 Hornby Street, Vancouver, B.C., V6C 3B6.

In addition to the items set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a shareholder.

We sincerely hope you will be able to attend our Annual General Meeting. However, whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in FAR Group Inc.

Very truly yours,

/s/ FRANK A. ROBERTS Frank A. Roberts, President and Corporate Secretary

FAR GROUP INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

June 28, 2002

_____________________

To the Shareholders:

An Annual General Meeting of Shareholders of Far Group Inc. (the "Company") will be held on Friday, July 19th, 2002 at 10:00 a.m. (Pacific Standard Time) at Suite 210-580 Hornby Street, Vancouver, B.C., V6C 3B6 for the following purposes:

1.	To elect directors, each to a one year term to positions on the Board of Directors;
2.	To ratify and confirm the appointment of Manning Elliott Chartered Accountants as auditor to the Company for fiscal year 2003;

Only shareholders of record at the close of business on June 28, 2002 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ FRANK A. ROBERTS Frank A. Roberts, President and Corporate Secretary

July 5, 2002

IMPORTANT

Whether or not you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope. Promptly signing, dating and returning the proxy will save the Company the additional expense of further solicitation. You may fax your proxy to the Company at (604) 684-0342.

FAR GROUP INC.

_____________________

PROXY STATEMENT

_____________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FAR Group Inc. ("FAR" or the "Company") to be voted at the Annual General Meeting of Shareholders of the Company to be held on Friday, July 19, 2002 at 10:00 a.m. (Pacific Standard Time). Shareholders who execute proxies may revoke them at any time prior to their exercise by delivering a written revocation to the Secretary of the Company, by submission of a proxy with a later date or by voting in person at the meeting. These proxy materials, together with the Company's notice of annual meeting to shareholders, are being mailed to shareholders on or about July 8, 2002.

Shareholders of record at the close of business on June 28th, 2002 will be entitled to vote at the meeting on the basis of one vote for each share held. On June 19th, 2002, there were outstanding 15,600,000 shares of common stock of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors shall consist of not more than six (6) or less than one (1).

The following persons have been nominated to serve as directors of the Company:

Jim Glavas
Aaron Kirsten
Larry Bishop

None of the nominees currently serve on the Company's Board of Directors. Each nominee has been nominated to serve as a director for a term of one year or until his successor is elected and qualified.

Unless a shareholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated to fill any such vacancy by the Board of Directors.

The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election will not be counted in the election.

Nominees for Election
*

Jim Glavas, 39 - Mr. Glavas graduated from the Financial Management program at the British Columbia Institute of Technology in Vancouver, Canada in 1984. From there, he spent several years in the banking industry as a leasing administrator with First City Trust. In 1990, he went on to become the General Sales Manager - Western Canada with Contour Distributors, a leading supplier and distributor of top of the line appliances and high end solid surface products.

In 1996, Mr. Glavas purchased the exclusive Avonite solid surface countertops distribution rights for BC, Alberta, Saskatchewan and Manitoba and formed DG Pacific Distribution Ltd. As President and Owner of DG Pacific Distribution Ltd. he has been solely responsible for DG Pacific's strong year after year growth increasing its customer base over 350% in three years and further multiplying its sales over the last two years. In 2001, Mr. Glavas acquired the national distribution rights for Avonite and LG Hi-Macs solid surfacing. DG Pacific Distribution currently holds offices in Montreal, Toronto and Vancouver, Canada. Mr. Glavas provides solid surface market expertise and is well known and well respected in his field.

*	Aaron S. Kirsten, 30 - Mr. Kirsten attended the University of Florida from 1989-1992 majoring in Statistics, and Russian Literature.

From June 1996 to December 1998, Mr. Kirsten provided his expertise in industrial statistics and manufacturing logistics as an independent consultant for a variety of Fortune 500 clients. In January of 1998, Mr. Kirsten joined Consolidated Apparel Group, LLC based out of New York, NY, as a consultant to assist with Y2K compliance. Mr. Kirsten served as the Company's first Director of IT and was responsible for the successful development and implementation of new accounting e-commerce, warehouse management and import tracking systems.

From February 2000 to January 2002 he was Vice President, Software Products for Kiodex, Inc. Mr. Kirsten joined Kiodex at its inception and was the leader of the effort to build the Company's flagship product, The Kiodex Risk Workbench. Kiodex is a technology and services company founded by a group of former Wall Street energy traders, developers and strategists seeking to provide quality technology products to facilitate trading and risk management in commodity markets.

Mr. Kirsten is currently involved in the development of technologically appropriate products to address basic human needs in third world countries.
*

Larry D. Bishop, 54 - Larry D. Bishop brings over 20 years of extensive marketing and sales experience in the retail and wholesale electronics industry. Mr. Bishop was Branch Manager of Sony Wholesale in Winnipeg, Manitoba from 1988 to 1997. In his leadership role with the Company, he was responsible for the recruitment and training of all sales staff including the development and implementation of new sales strategies.

Upon relocating to British Columbia, Mr. Bishop became President and founder of Douglas Marketing in 1997. A sales agency located in Richmond, British Columbia, Douglas Marketing was the British Columbia representative and distributor for Bell ExpressVu Satellite TV as well as the sales agent for British Columbia and Washington State for Parking Paystations International Inc.

Mr. Bishop currently employs his vast knowledge of retail sales and marketing within the automotive industry in Canada as well as maintaining sole ownership of Douglas Marketing.

The Board of Directors recommends a vote FOR each of the nominees as a director.

Compensation Of The Board Of Directors

The directors of the Company will not receive any compensation for their services as directors or members of committees of the Board of Directors.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information, as of June 19th, 2002, regarding the beneficial ownership of the Company's common stock by any person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group.

FAR Group Inc. Stock Ownership

Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Frank A. Roberts President, Secretary, Director	9,600,000	62.0%
Brown Brothers Harriman & Co. * 59 Wall Street New York, NY 10005	2,262,000	14.5%
All Executive Officers and Directors (One individual)	9,600,000	62.0%

* identity of beneficial owners unknown

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors requests that the shareholders ratify its selection of Manning Elliott Chartered Accountants independent auditors for the Company for the fiscal year ended April 30, 2003. If the shareholders do not ratify the selection of Manning Elliott Chartered Accountants, another firm of Chartered Accountants will be selected as independent auditors by the Board.

Representatives of Manning Elliott Chartered Accountants are not anticipated to be present at the meeting. Written questions may be directed to Manning Elliott Chartered Accountants, 11th Floor, 1050 West Pender Street, Vancouver, British Columbia V6E 3S7.

The Board of Directors recommends a vote FOR the ratification of the selection of Manning Elliott Chartered Accountants. as independent auditors for fiscal year 2003.

EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation

In April 2000, Mr. Roberts was elected as the sole officer and director of FAR Group. He will not stand for re-election at the annual meeting of FAR Group's shareholders.

The Board of Directors was responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. Frank A. Roberts, the Company's only executive officers at the end of the most recent fiscal year was paid no compensation for the year or any prior year.

Summary Compensation Table

The following table summarized the total compensation, for Mr. Frank Roberts, the Company's sole officer and director (the "Named Executive Officer") since inception.

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Restricted Stock Awards	Shares Underlying Options	All Other Compensation
Frank A. Roberts, President and Secretary	2001 2002	- -	- -	- -	- -	- -	- -

Stock Options

The Company has never granted stock option since inception. The following table sets forth certain information about the stock option awards that were made to the Named Executive Officer during fiscal 2002.

Option Grants In Last Fiscal Year
Name	Number of Shares Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Fair Market Value on Grant Date	Grant Date	Expiration Date	Grant Date Present Value
Frank Roberts	None	n/a	n/a	n/a	n/a	n/a	n/a

The following table sets forth certain information about option exercises during fiscal 2002 by the Named Executive Officer.

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frank Roberts	None	n/a	n/a	n/a	n/a	n/a

Equity Compensation Plans and Other Benefit Plans

The Company does not have and never has had any equity compensation plans including stock option plans. Further, the Company does not have any other benefit plans.

Employment Agreements

Mr. Frank Roberts is the sole Company's officer and employee. The Company does not have an employment agreement with Mr. Roberts.

Certain Relationships and Related Transactions

No director, executive officer or nominee for election as a director of FAR Group, and no owner of five percent or more of FAR Group's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount involved exceeds $60,000.

SOLICITATION OF PROXIES

The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

OTHER MATTERS

The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the shareholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

June 28th, 2002

PROXY

For the Annual General Meeting of the Shareholders of

FAR GROUP INC.

THIS PROXY IS SOLICITED ON BEHALF OF THEBOARD OF DIRECTORS.

The undersigned hereby appoints Frank A. Roberts or _____________________, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at an Annual General Meeting of Shareholders to be held on July 19th, 2002 and at any adjournment thereof.

Please provide the following information so that your shares are voted on time:

1. Shareholder's name: __________________________________________________________

2. Name of brokerage firm or bank that holds the shares of FAR Group Inc.: _________________

____________________________________________________________________________

3. Account number at brokerage firm or bank: ________________________________________

4. Address of brokerage firm or bank: ______________________________________________

___________________________________________________________________________

5. Name of contact person at brokerage firm or bank: __________________________________

6. Telephone number of contact person at brokerage firm or bank: ________________________

7. Fax number of contact person at brokerage firm or bank: _____________________________

(Continued and to be signed on the reverse side)

	FOR	NOT FOR		FOR	AGAINST	ABSTAIN
1. Election of Directors: Jim Glavas Aaron Kirsten Larry Bishop Except vote withheld from following nominee(s) listed in space at right	G G G	G G G	2. Ratification and confirmation of appointment of auditors.	G	G	G

I plan to attend the meeting. G

This proxy, when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

IMPORTANT C PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s) ______________________________________			Dated _______________________________